UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

First Advantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31666	84-3884690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE Suite 200
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 314-9761

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on October 31, 2024, pursuant to and subject to the terms of the previously announced Agreement and Plan of Merger, dated as of February 28, 2024 (the “Merger Agreement”), by and among First Advantage Corporation (“First Advantage”), Sterling Check Corp. (“Sterling”), and Starter Merger Sub, Inc., an indirect, wholly-owned subsidiary of First Advantage (“Merger Sub”), Merger Sub merged with and into Sterling, with Sterling surviving the merger with Merger Sub and becoming an indirect, wholly-owned subsidiary of First Advantage (the “Transaction”). First Advantage’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 31, 2024, contains a description of the closing of the Transaction and related matters.

First Advantage is filing this Current Report on Form 8-K to provide the below financial information in connection with the closing of the Transaction:

•
The audited consolidated financial statements of Sterling as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023, the related notes and the related Report of Independent Registered Public Accounting Firm thereon, which are attached as Exhibit 99.1 and incorporated by reference herein.
•
Unaudited condensed consolidated financial statements of Sterling as of June 30, 2024 and for the three and six months ended June 30, 2024 and June 30, 2023 and the related notes, which are attached as Exhibit 99.2 and incorporated by reference herein.
•
The unaudited pro forma financial information and related notes thereto for First Advantage, after giving effect to the Transaction and adjustments described in such pro forma financial information, which was previously filed in First Advantage’s Registration Statement on Form S-4 and related information statement/prospectus, under the caption “Unaudited Pro Forma Condensed Combined Financial Information” and is attached as Exhibit 99.3 and incorporated by reference herein. First Advantage has not provided pro forma financial information as of and for the quarter ended June 30, 2024 because it previously reported substantially the same information in the aforementioned Registration Statement and related information statement/prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Sterling Check Corp.
99.1

Audited consolidated financial statements of Sterling Check Corp., as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023, the related notes and the related Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to Part. I, Item 8, of Sterling Check Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on March 6, 2024).

99.2

Unaudited condensed consolidated financial statements of Sterling Check Corp., as of June 30, 2024 and for the three and six months ended June 30, 2024 and June 30, 2023 and the related notes thereto (incorporated by reference to Part I, Item 1 of Sterling Check Corp.’s Form 10-Q filed on August 8, 2024).

99.3

Unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2023 and quarter ended March 31, 2024, giving effect to the acquisition of Sterling Check Corp. (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Information” in Amendment No. 1 to the Registration Statement on Form S-4 of First Advantage Corporation, filed on May 31, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K relates to a business combination transaction between First Advantage and Sterling. This report and any documents referred to in this report contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this report or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the Transaction to First Advantage and its stockholders and the anticipated timing thereof. First Advantage has based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the effect of the announcement of the Transaction on First Advantage’s business relationships, operating results, and business generally, (ii) risks that the Transaction disrupts current plans and operations of First Advantage and potential difficulties in First Advantage employee retention as a result of the Transaction, (iii) risks related to diverting management’s attention from First Advantage’s ongoing business operations, (iv) unexpected costs, charges or expenses resulting from the Transaction and (v) the outcome of any legal proceedings that may be instituted against First Advantage related to the Merger Agreement or the Transaction. These and other important factors contained in First Advantage’s filings with the SEC, including Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this report are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which First Advantage operates, may differ materially from the forward-looking statements contained in this report. Any forward-looking statement made in this report speaks only as of the date of such statement. Except as required by law, First Advantage does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date:	October 31, 2024	By:	/s/ David L. Gamsey
Name: David L. Gamsey Title: Executive Vice President & Chief Financial Officer